Bank Premises, Furniture, Fixtures and Equipment - Maturities of Operating Lease Liabilities (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Lease payments due:
Within one year	$ 348
After one year but within two years	312
After two years but within three years	139
After three year but within four years	2
Total undiscounted cash flows	801
Discount on cash flows	(30)
Total lease liability	$ 771